Filed Pursuant to Rule 497(e)
1933 Act No. 033-52154
1940 Act No. 811-07168

STATEMENT OF ADDITIONAL INFORMATION	January 29, 2010 (As Supplemented June 1, 2010)

HENNESSY FUNDS TRUST
HENNESSY SPARX FUNDS TRUST
7250 Redwood Blvd.
Suite 200
Novato, California  94945
1-800-966-4354
1-415-899-1555

This Statement of Additional Information (“SAI”) relates to the Funds and Classes identified below (each a “Fund,” and, collectively, the “Funds”).  The SAI is not a prospectus and should be read in conjunction with the current Prospectuses of the Funds for the Original Class shares and for the Institutional Class shares (collectively, the “Fund Prospectus”), each dated January 29, 2010.  A copy of the Fund Prospectus may be obtained by calling or writing to the Funds at the telephone number or address shown above.

Hennessy Select Large Value Fund:
Original Class Shares	HSVFX
Institutional Class Shares	HSVIX

Hennessy Select SPARX Japan Fund:
Original Class Shares	SPXJX
Institutional Class Shares	SPARX

Hennessy Select SPARX Japan Smaller Companies Fund:	SPJSX

The Funds’ financial statements, accompanying notes and report of independent registered public accounting firm contained in the Annual Report, dated October 31, 2009, of The Hennessy Mutual Funds, Inc. (File No. 811-07695), Hennessy Funds Trust (File No. 811-07168), Hennessy SPARX Funds Trust (File No. 811-21419) and The Hennessy Funds, Inc. (File No. 811-07493), as filed with the Securities and Exchange Commission on January 13, 2010, are incorporated by reference into this SAI.

A copy of the Annual Report may be obtained, without charge, by calling the toll-free telephone number shown above.

TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION	1
INVESTMENT RESTRICTIONS	1
INVESTMENT CONSIDERATIONS	5
TRUSTEES AND OFFICERS	26
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS	34
MANAGEMENT OF THE FUNDS	37
PORTFOLIO TRANSACTIONS	51
DISCLOSURE OF PORTFOLIO HOLDINGS	53
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	54
VALUATION OF SHARES	55
ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES	55
DESCRIPTION OF SECURITIES RATINGS	58
ANTI-MONEY LAUNDERING PROGRAM	59
OTHER INFORMATION	60

  i

FUND HISTORY AND CLASSIFICATION

The Hennessy Cornerstone Growth Fund, Series II (the “Cornerstone Growth Fund II”), the Hennessy Cornerstone Large Growth Fund (the “Cornerstone Large Growth Fund”) and the Hennessy Select Large Value Fund (the “Select Large Value Fund”) are organized as separate investment portfolios or series of Hennessy Funds Trust (“HFT”), a Delaware statutory trust that was organized on September 17, 1992.  Prior to July 1, 2005, both HFT and the Cornerstone Growth Fund II were known as “The Henlopen Fund.”  HFT is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each of the Cornerstone Growth Fund II, the Cornerstone Large Growth Fund and the Select Large Value Fund is a diversified portfolio.  Information specific to the Cornerstone Growth Fund II and the Cornerstone Large Growth is contained in a separate Statement of Additional Information.

The Select Large Value Fund is the successor to the Tamarack Value Fund pursuant to a reorganization that took place on March 23, 2009.  Prior to that date, the Select Large Value Fund had no investment operations.  The Tamarack Value Fund was managed by RBC Global Asset Management (U.S.) Inc. (formerly known as, Voyageur Asset Management Inc.), which now serves as the Select Large Value Fund’s sub-advisor (the “RBC GAM (US)”), and had the same investment objectives and similar strategies as the Select Large Value Fund.  As a result of the reorganization, holders of the Class A, Class C, Class R and Class S shares of the Tamarack Value Fund received Original Class shares of the Select Large Value Fund.

The Hennessy Select SPARX Japan Fund (the “Select Japan Fund”) and the Hennessy Select SPARX Japan Smaller Companies Fund (the “Select Japan Smaller Companies Fund”) are organized as separate investment portfolios or series of Hennessy SPARX Funds Trust (“HSFT”), a Massachusetts business trust that was organized on July 24, 1995.  From July 25, 2007 through September 17, 2009, HSFT’s name was SPARX Asia Funds.  Prior to July 25, 2007, HSFT’s name was SPARX Funds Trust.  HSFT is an open-end, management investment company registered under the 1940 Act.  Each of the Select Japan Fund and the Select Japan Smaller Companies Fund is a diversified portfolio.

On September 18, 2009, Hennessy Advisors, Inc. (the “Manager”) completed the acquisition of the assets of SPARX Investment & Research, USA, Inc. (“SPARX USA”) related to the management of the Select Japan Fund and the Select Japan Smaller Companies Fund.  Pursuant to the transaction, the Manager became the investment manager to the Select Japan Fund and the Select Japan Smaller Companies Fund.  The Manager has retained SPARX Asset Management Co., Ltd., located in Tokyo (“SPARX Japan”), as the sub-advisor to manage the portfolios of the Select Japan Fund and the Select Japan Smaller Companies Fund.

The Select Large Value Fund and the Select Japan Fund offer Institutional Class shares.

INVESTMENT RESTRICTIONS

SELECT LARGE VALUE FUND

FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of the Select Large Value Fund, which cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.  Unless otherwise indicated, all percentage limitations apply to the Select Large Value Fund on an individual basis, and apply only at the time an investment is made.  A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted.

 (1)           The Select Large Value Fund has elected to be classified as a diversified series of an open-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

(2)           The Select Large Value Fund will not make an investment in any one industry if the investment would cause the aggregate value of the Fund’s investment in such industry to equal or exceed 25% of the Fund’s total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”), certificates of deposit and bankers’ acceptances.

(3)           The Select Large Value Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and the rules and regulations thereunder.

(4)           The Select Large Value Fund will not underwrite securities of other issuers except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933, as amended (“1933 Act”), in selling portfolio securities.

(5)           The Select Large Value Fund will not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(6)           The Select Large Value Fund will not make loans, except as permitted under, or to the extent not prohibited by, the 1940 Act and the rules and regulations thereunder.

(7)           The Select Large Value Fund will not borrow money or issue senior securities, except as permitted under the 1940 Act and the rules and regulations thereunder.

OTHER INVESTMENT RESTRICTIONS.  The following investment restrictions (or operating policies) may be changed with respect to the Select Large Value Fund by the Board of Trustees without shareholder approval.

(1)           The Select Large Value Fund will not invest in illiquid securities if at the time of acquisition more than 15% of its net assets would be invested in such securities.  “Illiquid securities” are securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, that do not mature within seven days, or that the Manager, in accordance with guidelines approved by the Board of Trustees, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days.  Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

(2)           The Select Large Value Fund will not purchase the securities of other investment companies except to the extent such purchases are permitted by applicable law.

(3)           The Select Large Value Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or trustee/director of the Hennessy Funds (as defined in “TRUSTEES AND OFFICERS” below) or an officer, director or other affiliated person of the Manager.

(4)           The Select Large Value Fund will not make investments for the purpose of exercising control or management of any company.

SELECT JAPAN AND SELECT JAPAN SMALLER COMPANIES FUNDS

FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of each of the Select Japan Fund and the Select Japan Smaller Companies Fund, which cannot be changed with respect to a Fund without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.  Unless otherwise indicated, all percentage limitations apply to each of the Select Japan Fund and the Select Japan Smaller Companies Fund on an individual basis, and apply only at the time an investment is made.  A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted.

(1)           Neither the Select Japan Fund nor the Select Japan Smaller Companies Fund will invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of a Fund’s total assets may be invested without regard to any such limitation and that this policy does not apply to U.S. Government Securities.

(2)           The Select Japan Fund will not invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of U.S. Government Securities.

(3)           The Select Japan Smaller Companies Fund will not purchase the securities of issuers in the same industry (other than U.S. Government Securities) if immediately after such purchase more than 25% of the value of the Fund’s total assets are invested in the securities of issuers in any single industry.

(4)           Neither the Select Japan Fund nor the Select Japan Smaller Companies Fund will invest in commodities or commodities contracts, except that a Fund may enter into forward contracts, options, futures contracts, options on futures contracts, swap agreements and other derivatives.

(5)           Neither the Select Japan Fund nor the Select Japan Smaller Companies Fund will purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts (including mortgage-related securities).

(6)           Neither the Select Japan Fund nor the Select Japan Smaller Companies Fund will borrow money or issue senior securities, except to the extent permitted under the 1940 Act, and provided that the entry into forward contracts, options, futures contracts, options on futures contracts, swap agreements and other derivatives and effecting short sales shall not constitute borrowing or the issuance of senior securities.

(7)           Neither the Select Japan Fund nor the Select Japan Smaller Companies Fund will lend securities or make loans to others, except to the extent permitted under the 1940 Act, and provided that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements.

(8)           Neither the Select Japan Fund nor the Select Japan Smaller Companies Fund will act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities.

(9)           Neither the Select Japan Fund nor the Select Japan Smaller Companies Fund will purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but a Fund may make margin deposits in connection with transactions in forward contracts, options, futures contracts, and options on futures contracts, and provided that effecting short sales will be deemed not to constitute a margin purchase.

The percentage of assets invested in an industry will be determined by reference to the 33 industry groups of the Securities Identification Code Committee, which are adopted by the various stock exchanges in Japan, including the Tokyo Stock Exchange as well as the JASDAQ Securities Exchange.

OTHER INVESTMENT RESTRICTIONS.  The following investment restrictions (or operating policies) may be changed with respect to the Select Japan Fund or the Select Japan Smaller Companies Fund without shareholder approval.

(1)           Neither the Select Japan Fund nor the Select Japan Smaller Companies Fund will invest in the securities of a company for the purpose of exercising management or control.

(2)           Neither the Select Japan Fund nor the Select Japan Smaller Companies Fund will purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

(3)           Neither the Select Japan Fund nor the Select Japan Smaller Companies Fund will pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a forward commitment, when-issued or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

(4)           Neither the Select Japan Fund nor the Select Japan Smaller Companies Fund will purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.

Under normal circumstances, each of the Select Japan Fund and the Select Japan Smaller Companies Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes: (1) for the Select Japan Fund, in equity securities of Japanese companies; and (2) for the Select Japan Smaller Companies Fund, in equity securities of smaller capitalization Japanese companies (as defined in the Fund Prospectus).  If the Board of Trustees determines to change this non-fundamental policy for the Select Japan Fund or the Select Japan Smaller Companies Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy.  Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type:  “Important Notice Regarding Change in Investment Policy.”  If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

INVESTMENT CONSIDERATIONS

The Fund Prospectus describes the principal investment strategies and risks of the Funds.  This section expands upon that discussion and also describes the non-principal investment strategies and risks of the Funds.

SELECT LARGE VALUE FUND

SPECIAL CONSIDERATION RELATING TO DEPOSITARY RECEIPTS.  As noted in the Fund Prospectus, the Select Large Value Fund may invest in the securities of foreign issuers, including American Depository Receipts (“ADRs”).  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  For purposes of the investment policies of the Select Large Value Fund, ADRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR evidencing ownership of common stock will be treated as common stock.

Such investments may involve risks which are in addition to the usual risks inherent in domestic investments.  The value of the foreign investments of the Select Large Value Fund may be significantly affected by changes in currency exchange rates and the Select Large Value Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars.  Although the Select Large Value Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund’s investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Many of the foreign securities held in the form of ADRs by the Select Large Value Fund are not registered with the Securities and Exchange Commission (“SEC”), nor are the issuers thereof subject to SEC reporting requirements.  Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Select Large Value Fund than is available concerning U.S. companies.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities.  Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Select Large Value Fund would be subject.

ILLIQUID SECURITIES.  The Select Large Value Fund may invest up to 15% of its net assets in illiquid securities, although it is not expected that the Fund will invest in illiquid securities.

Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act.  Where registration is required, the Select Large Value Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Select Large Value Fund might obtain a less favorable price than prevailed when it decided to sell.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements,

commercial paper, foreign securities and corporate bonds and notes.  These instruments are often restricted securities because the securities are sold in transactions not requiring registration.  Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment.  Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulator Authority.  An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities held by the Select Large Value Fund, however, could affect adversely the marketability of securities of the Fund and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board.  The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (for example, the time needed to sell the security, how bids are solicited and the mechanics of transfer).  The Manager monitors the liquidity of restricted securities in the Select Large Value Fund and reports periodically on such decisions to the Board of Trustees.

REPURCHASE AGREEMENTS.  The Select Large Value Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the “underlying security”) from a well-established securities dealer or bank that is a member of the Federal Reserve System.  Any such dealer or bank will be on the Select Large Value Fund’s approved list.  The Select Large Value Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund’s Board of Trustees.  The Manager will review and monitor the creditworthiness of those institutions under the Board’s general supervision.

At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest.  Repurchase agreements are generally for a short period of time, often less than a week.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.  The Select Large Value Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund’s investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian or a bank acting as agent.  In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Select Large Value Fund could experience both delays in liquidating the underlying security and losses, including (1) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights.

LENDING OF FUND SECURITIES.  In accordance with applicable law, the Select Large Value Fund, to earn additional income, may lend portfolio securities (representing not more than 33-1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly.  There may be risks of delay in recovery of the securities and capital or even loss of rights in the collateral should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise.  However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration that can be earned currently from such securities loans justifies the attendant risk.  All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.  During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower.  The Select Large Value Fund will retain authority to terminate any loan at any time.  The Select Large Value Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  The Select Large Value Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Select Large Value Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund’s interest.

CASH AND SHORT-TERM SECURITIES.  The Select Large Value Fund may invest a portion of its assets in cash or high-quality, short-term debt obligations readily convertible into cash.  Such high quality, short-term obligations include: money market securities, money market mutual funds, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by U.S. Government Securities.  These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Select Large Value Fund looks for suitable investment opportunities.  There may also be times when the Select Large Value Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes.  During these times, the Select Large Value Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

In pursuing cash management strategies, the Select Large Value Fund will apply the following criteria to its investments:

o
Certificates of deposit, bankers’ acceptances and other short-term obligations must be issued domestically by United States commercial banks having assets of at least $1 billion, which are members of the Federal Deposit Insurance Corporation or holding companies of such banks.

o
Commercial paper or commercial paper master notes must be rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation (“Standard & Poor’s”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”).  If not rated by either Moody’s or S&P®, a company’s commercial paper may be purchased, if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P.  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

o
The Select Large Value Fund will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation.

With respect to money market mutual funds, in addition to the advisory fees and other expenses the Select Large Value Fund bears directly in connection with their own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

CONVERTIBLE SECURITIES.  Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock.  Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities.  Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are “senior” to common stock — namely, they have a prior claim against the issuer’s assets.  Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality.  They may also reflect changes in the value of the underlying common stock.

CORPORATE DEBT SECURITIES.  The Select Large Value Fund may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the applicable rating criteria established for the Fund, or if unrated, are in the RBC GAM (US)’s opinion comparable in quality to corporate debt securities in which the Fund may invest.  Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.  The market value of a debt security generally reacts inversely to interest rate changes.  When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

After purchase by the Select Large Value Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require a sale of such security by the Select Large Value Fund .  However, RBC will consider such event in its determination of whether the Select Large Value Fund should continue to hold the security.  To the extent the ratings given by Moody’s, S&P or another rating agency may change as a result of changes in such organizations or their rating systems, the Select Large Value Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund Prospectus and in this SAI.

DERIVATIVES.  The Select Large Value Fund may invest in various derivatives.  A derivative is a financial instrument which has a value that is based on--or “derived from”--the values of other assets, reference rates, or indexes.  The Select Large Value Fund may invest in derivatives for hedging purposes.  The Select Large Value Fund may invest in various types of derivatives for the purpose of risk management, seeking to reduce transaction costs, or otherwise seeking to add value to the portfolio when a derivative instrument is more favorably priced relative to the underlying security.  However, there is not guarantee that a particular derivative strategy will meet these objectives.  The Select Large Value Fund will not use derivatives solely for speculative purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes.  Derivatives include futures contracts and options on futures contracts (see discussion below), forward-commitment transactions (see discussion below on “When Issued and Delayed-Delivery Securities”), options on securities (see discussion below on “Options on Securities”), caps, floors, collars and other financial instruments.  Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market.  The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are used by some investors for speculative purposes.  Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.  The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract.  Additionally, the use of credit derivatives can result in losses if RBC GAM (US) does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments.  Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Select Large Value Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Select Large Value Fund’s interest.  The Select Large Value Fund bears the risk that RBC GAM (US) will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund.  If RBC GAM (US) attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the  Select Large Value Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment.  This could cause substantial losses for the Select Large Value Fund.  While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.  Many derivatives, in particular OTC derivatives, are complex and often valued subjectively.  Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Select Large Value Fund.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires.  The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium.  Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases.  The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option.  A premium has two components:  the intrinsic value and the time value.  The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option.  The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset.  If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid.  In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out.  Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities.  When the Select Large Value Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period.  If the call is exercised, the Select Large Value Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate its obligation on a call which it has written, the Select Large Value Fund may purchase a call in a “closing purchase transaction.”  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased.  A profit may also be realized if the call lapses unexercised, because the Select Large Value Fund retains the premium received.  All call options written by the Select Large Value Fund must be “covered.”  For a call to be “covered”: (a) the Select Large Value Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Select Large Value Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

When the Select Large Value Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price.  The Select Large Value Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit.  If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Select Large Value Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities.  When the Select Large Value Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price.  Buying a protective put permits the Select Large Value Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When the Select Large Value Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put.  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Select Large Value Fund retains the premium received.  All put options written by the Select Large Value Fund must be “covered.”  For a put to be “covered”, the Fund must maintain cash or liquid securities equal to the option price.

Futures Contracts and Options Thereon

The Select Large Value Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts.  A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.

When the Select Large Value Fund purchases a put or call option on a futures contract, the Select Large Value Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period.  By writing a call option on a futures contract, the Select Large Value Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Select Large Value Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge the Select Large Value Fund’s positions against price fluctuations, while other strategies tend to increase market exposure.  The extent of the Select Large Value Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited.  The Select Large Value Fund may engage in related closing transactions with respect to options on futures contracts.  The Select Large Value Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

Neither HFT nor the Fund will operate as a commodity pool.  In addition, as a registered investment company, HFT has filed notice with the Commodity Futures Trading Commission (the “CFTC”) and National Futures Association of its eligibility for an exclusion from the definition of commodity pool operator and, therefore, neither HFT nor the Fund is subject to registration or regulation as a pool operator under the Commodity Exchange Act.

When the Select Large Value Fund purchases or sells a futures contract, the Select Large Value Fund “covers” its position.  To cover its position, the Select Large Value Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.  If the Select Large Value Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Select Large Value Fund arising from such investment activities.

The Select Large Value Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Select Large Value Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.  The Select Large Value Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

The Select Large Value Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Select Large Value Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract.  The Select Large Value Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Select Large Value Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.   Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Select Large Value Fund to substantial losses.  If trading is not possible, or the Select Large Value Fund determines not to close a futures position in anticipation of adverse price movements, the Select Large Value Fund will be required to make daily cash payments of variation margin.  The risk that the Select Large Value Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Foreign Currency Options

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Select Large Value Fund to reduce foreign currency risk using such options.  Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.  Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.  Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar.  The Select Large Value Fund will not speculate in options on foreign currencies.

There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time.  In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options.  If the Select Large Value Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of underlying assets.

Forward Foreign Currency Exchange Contracts

The Select Large Value Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers.  Forward foreign currency exchange contracts may be bought or sold to protect the Select Large Value Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies.  Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Projection of short-term currency movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain.  There can be no assurance that new forward contracts or offsets will always be available to the Select Large Value Fund.

Limitations on Options and Futures

Transactions in options by the Select Large Value Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers.  Thus, the number of options which the Select Large Value Fund may write or hold may be affected by options written or held by other investment advisory clients of RBC GAM (US) and its affiliates.  Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which the Select Large Value Fund would not be subject absent the use of these strategies.  In particular, the loss from investing in futures contracts is potentially unlimited.  If RBC GAM (US)’s prediction of movements in the securities and interest rate markets is inaccurate, the Select Large Value Fund could be in a worse position than if such strategies were not used.  Risks inherent in the use of options, futures contracts and options on futures contracts include:  (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

WHEN ISSUED AND DELAYED-DELIVERY SECURITIES.  To ensure the availability of suitable securities for its portfolio, the Select Large Value Fund may purchase when-issued or delayed delivery securities.  When-issued transactions arise when securities are purchased by the Select Large Value Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Select Large Value Fund at the time of entering into the transaction.  When-issued securities represent securities that have been authorized but not yet issued.  The Select Large Value Fund may also purchase securities on a forward commitment or delayed delivery basis.  In a forward commitment transaction, the Select Large Value Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.  The Select Large Value Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price.  Alternatively, the Select Large Value Fund may enter into offsetting contracts for the forward sale of other securities that it owns.  The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

REAL ESTATE INVESTMENT TRUSTS.  A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

SHORT SALES.  The Select Large Value Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Select Large Value Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Select Large Value Fund purchases it for delivery to the lender.  The price at such time may be more or less than the price at which the security was sold by the Select Large Value Fund.  Until the security is replaced, the Select Large Value Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan.  To borrow the security, the Select Large Value Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

Until the Select Large Value Fund closes its short position or replaces the borrowed security, the Select Large Value Fund will:  (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

V ARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES.  The Select Large Value Fund may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.  These securities will typically have a maturity longer than five years, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less.  The obligation of the issuer of the put to repurchase the securities is backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.  Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The Select Large Value Fund may also buy variable rate master demand notes.  The terms of these obligations permit the investment of fluctuating amounts by the Select Large Value Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.  They permit weekly, and in some instances, daily, changes in the amounts borrowed.  The Select Large Value Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty.  The notes may or may not be backed by bank letters of credit.  Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time.  The Select Large Value Fund has no limitations on the type of issuer from whom the notes will be purchased.  However, in connection with such purchase and on an ongoing basis, RBC GAM (US) will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously.  While master demand notes, as such, are not typically rated by rating agencies, if not so rated, the Select Large Value Fund may, under its minimum rating standards, invest in them only if at the time of an investment the issuer meets the Fund’s criteria.

REVERSE REPURCHASE AGREEMENTS.  The Select Large Value Fund may enter into reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act, and as such are subject to the investment limitations discussed in the section entitled “Borrowing.”  Under a reverse repurchase agreement, the Select Large Value Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price.  When the Select Large Value Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Select Large Value Fund may decline below the price of the securities it is obligated to repurchase.

BORROWING.  The Select Large Value Fund may borrow money from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing.  The Select Large Value Fund may borrow for such purposes in an amount up to 33% of its total assets.  The borrowing policy is a fundamental policy of the Select Large Value Fund, which cannot be changed without shareholder approval as described in “INVESTMENT RESTRICTIONS” above.

SELECT JAPAN AND SELECT JAPAN SMALLER COMPANIES FUNDS

JAPANESE.  Securities markets in Japan may operate differently than those in the U.S. and present different risks.  Securities trading volume and liquidity may be less than in U.S. markets and, at times, market price volatility may be greater.

Because evidences of ownership of the investments by the Select Japan Fund and the Select Japan Smaller Companies Fund will generally be held outside the U.S., the Funds will be subject to additional risks which include possible adverse political, social and economic developments, adoption of governmental laws or restrictions which might adversely affect securities holdings of investors located outside Japan, whether related to currency or otherwise.  Moreover, the portfolio securities of the Select Japan Fund and the Select Japan Smaller Companies Fund may trade on days when the Funds do not calculate net asset value (“NAV”) and thus affect the Funds’ NAVs on days when investors have no access to the Funds.

EQUITY SECURITIES.  Equity securities, including common stock, preferred stock, warrants and other rights, and securities convertible into or exchangeable for common stocks, such as convertible bonds, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of an investment by the Select Japan Fund or the Select Japan Smaller Companies Fund will result in changes in the value of its shares and thus the Fund’s total return to investors.

The prices of securities of mid and small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These securities typically are traded in lower volume and their issuers typically are more subject to changes in earnings and prospects or may have no earnings or have experienced losses.  The Select Japan Fund and the Select Japan Smaller Companies Fund generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings.  If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company’s stock price may decline sharply and its securities may become less liquid.

COMMON AND PREFERRED STOCKS.  Stocks represent share ownership in a company.  Generally, preferred stock pays a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.  While most preferred stocks pay a dividend,  the Select Japan Fund or the Select Japan Smaller Companies Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  These investments would be made primarily for their capital appreciation potential.  The Select Japan Fund or the Select Japan Smaller Companies Fund may purchase trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

INITIAL PUBLIC OFFERINGS.  An initial public offering (“IPO”) is a company’s first offering of stock to the public.  Shares are given a market value reflecting expectations for the company’s future growth.  Companies engaged in IPOs generally have limited operating histories and may involve greater investment risk.  The prices of these companies’ securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.  However, some IPO investments may experience significant gains, and it is possible that if the Select Japan Fund’s or the Select Japan Smaller Companies Fund’s strategy included investing more of its assets in IPOs, the Fund’s performance (particularly performance over short periods when IPOs are available for investment) would be greater.  The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund’s asset base increases, IPOs often have a diminished effect on the Fund’s performance.   There is no assurance that IPOs that are consistent with the portfolio managers’ intrinsic value philosophy and process employed for the Select Japan Fund and the Select Japan Smaller Companies Fund will be available for investment or that the Funds will have access to any such IPOs that do occur.

IPO securities will typically be sold when the portfolio managers believe their market price has reached full value and may be sold shortly after purchase.

WARRANTS.  A warrant is a form of derivative (described below) that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time.

CONVERTIBLE SECURITIES.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Certain Japanese companies issue convertible securities denominated in euros.

DEPOSITARY RECEIPTS.  The Select Japan Fund and the Select Japan Smaller Companies Fund may invest in ADRs and Global Depositary Receipts and Global Depositary Shares (collectively,

“GDRs”) and other forms of depositary receipts.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the U.S. typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the U.S. securities markets and GDRs in bearer form are designed for use outside the U.S.

 These securities may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect to the deposited securities.

REAL ESTATE INVESTMENT TRUSTS.  The Select Japan Fund and the Select Japan Smaller Companies Fund may invest in real estate companies that include companies with similar characteristics to the U.S. REIT structure in which revenue consists primarily of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.  A number of countries have created REIT-like regimes, which allow real estate investment companies to benefit from “flow through” tax treatment, including Australia (since 1985), Japan (since 2000), South Korea (since 2001), Singapore (since 2002) and Hong Kong (since 2003).

One example of a REIT-like regime in which the Select Japan Fund and the Select Japan Smaller Companies Fund may invest, and which may have characteristics similar to other types of REIT-like regimes in which the Funds may invest, is a Japan real estate investment trust (“J-REITs”).  A J-REIT is an investment vehicle with real estate in Japan as its underlying assets.  Income is generated by rents and sale proceeds and distributed to investors in the form of dividends.  The J-REIT investment vehicle was modeled on U.S. REITs.  Like the U.S. REIT, distributions paid to investors are, under qualifying conditions, deductible from the J-REITs taxable income, thereby providing a tax-efficient flow-through investment vehicle for investors.  Typically J-REITs are a special purpose corporation established for the purpose of investing in and managing real estate assets where the corporation uses investors’ money and third party funding to buy real estate, in return for which investors receive investment certificates carrying ownership rights, including dividend entitlement.  These certificates can be bought and sold on the Japanese stock exchange where they are listed.  Although the corporation is technically responsible for owning and managing the real estate properties, in reality this function is sub-contracted to a third party manager.  The values of securities issued by J-REITs are affected by the Japan real estate market, real estate yields and interest rates and tax and regulatory requirements and by perceptions of management skill.  Some J-REITs are heavily concentrated in specific types of properties, such as office buildings, and are particularly susceptible to developments affecting these types of properties.

INVESTMENT COMPANIES.  The Select Japan Fund and the Select Japan Smaller Companies Fund may invest in securities issued by registered and unregistered investment companies.  Under the 1940 Act, a Fund’s investment in such securities, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Fund’s total assets in any one investment company and (3) 10% of the Fund’s total assets in the aggregate.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

EXCHANGE-TRADED FUNDS.  The Select Japan Fund and the Select Japan Smaller Companies Fund may invest in shares of exchange-traded investment companies (collectively, “ETFs”) which are typically designed to provide investment results corresponding to a securities or commodities index. ETFs are frequently units of beneficial interest in an investment trust or are interests in an open-end investment company, in each case representing a portfolio of all or substantially all of the components of, and in substantially the same weighting as, the relevant benchmark index.  ETFs are designed to provide investment results that generally correspond to the price and yield performance of the components of the benchmark index.

 The values of ETFs are subject to change as the values of their respective components fluctuate according to market volatility. Investments in equity ETFs, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund.  Moreover, a Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies in the weighting of securities.

EQUITY-LINKED SECURITIES.  The Select Japan Fund and the Select Japan Smaller Companies Fund may invest to a limited extent in equity-linked securities.  Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock.  To the extent a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities.  Equity-linked securities may be considered illiquid.

FIXED-INCOME SECURITIES.  The Select Japan Fund and the Select Japan Smaller Companies Fund may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital appreciation.  Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer.  Certain securities purchased by a Fund may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities.  Once the rating of a Fund security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

CORPORATE DEBT SECURITIES.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES.  The Select Japan Fund and the Select Japan Smaller Companies Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities.  These securities also include debt obligations of supranational entities.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the Asian Development Bank.

 REPURCHASE AGREEMENTS.  The Select Japan Fund and the Select Japan Smaller Companies Fund may enter into repurchase agreements.  In a repurchase agreement, a Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  The Funds’ custodian, or sub-custodian employed in connection with tri-party repurchase agreement transactions, will have custody of and will segregate securities acquired by a Fund under a repurchase agreement.  In connection with its third-party repurchase transactions, a Fund will employ only eligible sub-custodians that meet the requirements set forth in section 17(f) of the 1940 Act.  Repurchase agreements are considered by the staff of the SEC to be loans by a Fund.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will enter into repurchase agreements only with U.S. banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Funds may invest and, in the case of tri-party repurchase agreements, U.S. government securities with a maturity of greater than one year, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

U.S. GOVERNMENT SECURITIES.  The Select Japan Fund and the Select Japan Smaller Companies Fund may invest in U.S. Treasury securities, which include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.  In addition to U.S. Treasury securities, the Funds may invest in U.S. Government Securities.  Some obligations U.S. Government Securities are supported by the full faith and credit of the U.S. Treasury, and others may be supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or only by the credit of the U.S. government agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES.  The Select Japan Fund and the Select Japan Smaller Companies Fund may invest in zero coupon securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  The Funds may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds.  The Funds also may purchase step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

 SHORT SELLING.  Although it has no current intention to do so, the Select Japan Fund and the Select Japan Smaller Companies Fund may engage in short selling.  In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security.  To complete a transaction, a Fund must borrow the security to make delivery to the buyer.  The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.  The Funds also may make short sales “against the box,” in which a Fund enters into a short sale of a security it owns.  If a Fund engaged in short sale transactions, it would not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.  Until the Fund closes its short position or replaces the borrowed security, it will (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short or (2) otherwise cover its short position.

BORROWING MONEY.  Each of the Select Japan Fund and the Select Japan Smaller Companies Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets.  The Funds do not currently intend to borrow money for investment purposes (leverage).

FORWARD COMMITMENTS.  The Select Japan Fund and the Select Japan Smaller Companies Fund may purchase securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when a Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  A Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, namely, appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its NAV per share.

SECURITIES LENDING.  The Select Japan Fund and the Select Japan Smaller Companies Fund may, but do not currently intend to, lend securities from their portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, a Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon.  Loans of portfolio securities may not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the portfolio managers to be of good financial standing.  In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Funds will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high quality instruments with short maturities.

DERIVATIVES.  The Select Japan Fund and the Select Japan Smaller Companies Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.  Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance.  No assurance can be given that any of these instruments will be available to the Funds on a cost-effective basis, that they will be used, or, if used, will achieve the intended result.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss.  A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the portfolio managers will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Neither HSFT nor the Funds will operate as a commodity pool.  In addition, as a registered investment company, HSFT has filed notice with the CFTC and National Futures Association of its eligibility for an exclusion from the definition of commodity pool operator and, therefore, neither HSFT nor the Funds are subject to registration or regulation as a pool operator under the Commodity Exchange Act.

FUTURES TRANSACTIONS – GENERAL.  The Select Japan Fund and the Select Japan Smaller Companies Fund may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the U.S. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S. Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include commodities that are traded on domestic exchanges or those which are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to a Fund, which could adversely affect the value of the Fund’s net assets.  Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses.

Successful use of futures by a Fund also is subject to the ability of the portfolio managers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.  For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.  Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives.  To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.  In addition, the segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

Specific Futures Transactions

The Select Japan Fund and the Select Japan Smaller Companies Fund may purchase and sell currency, stock index and interest rate futures contracts.  A currency future obligates a Fund to purchase or sell an amount of a specific currency at a future date at a specific price.  A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.  An interest rate future obligates a Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

 OPTIONS – GENERAL.  The Select Japan Fund and the Select Japan Smaller Companies Fund may purchase call and put options and may write (namely, sell) covered call and put option contracts.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets.  A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  A Fund receives a premium from writing covered call or put options that it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions

The Select Japan Fund and the Select Japan Smaller Companies Fund may purchase and sell call and put options in respect of currencies, specific securities (or groups or “baskets” of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market.  Options on currency convey the right to buy or sell the underlying currency at a price that is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.  An option on a stock index is similar to an option in respect to specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

The Funds may purchase cash-settled options on equity index swaps in pursuit of its investment objective.  Equity index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Fund of options will be subject to the ability of the portfolio managers to predict correctly movements in the prices of individual stocks, the stock market generally or currencies.  To the extent such predictions are incorrect, the Fund may incur losses.

SWAPS.  The Select Japan Fund and the Select Japan Smaller Companies Fund may enter into currency, equity, interest rate and index swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Funds had invested directly in the asset that yielded the desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (namely, the return on or increase in value of a particular dollar amount invested at a particular interest rate), or in a “basket” of securities representing a particular index.  Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  These transactions do not involve the delivery of securities or other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

FOREIGN CURRENCY TRANSACTIONS.  The Select Japan Fund and the Select Japan Smaller Companies Fund may, but are not obligated to, hedge their exposure to foreign currencies.  The Funds also may seek to gain exposure to the foreign currency in an attempt to realize gains.  A Fund’s success in these transactions will depend principally on the ability of the portfolio managers to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

FUTURE DEVELOPMENTS.  The Select Japan Fund and the Select Japan Smaller Companies Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund’s investment objective and legally permissible for the Fund.  Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its Prospectus or SAI.

SIMULTANEOUS INVESTMENTS.  Investment decisions for each of the Select Japan Fund and the Select Japan Smaller Companies Fund are made independently from each other Fund and from those for other clients advised by the portfolio managers.  If, however, such other Fund or clients desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund.  The Funds, together with other clients advised by the portfolio managers and affiliates of SPARX Japan, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Fund’s ability to dispose of some or all of its positions should it desire to do so.

TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed by their Officers under the direction of their respective Board of Trustees.  The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the Trustees and Officers of the Funds are set forth below.  The following funds are the only funds in the fund complex (the “Hennessy Funds”): (1) the Hennessy Cornerstone Growth Fund, the Hennessy Focus 30 Fund and the Hennessy Cornerstone Value Fund, each of which is organized as separate investment portfolio or series of Hennessy Mutual Funds, Inc., a Maryland corporation (“HMFI”); (2) the Cornerstone Growth Fund II, the Cornerstone Large Growth Fund and the Select Large Value Fund, each of which is organized as a separate investment portfolio or series of HFT; (3) the Hennessy Total Return Fund and the Hennessy Balanced Fund, each of which is organized as a separate investment portfolio or series of Hennessy Funds, Inc., a Maryland corporation (“HFI”); and (4) the Select Japan Fund and the Select Japan Smaller Companies Fund, each of which is organized as a separate investment portfolio or series of HSFT.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa Age: 71 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Trustee	Indefinite, until successor elected Served since January 1996 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT	Currently a real estate investor.	10	None.
Robert T. Doyle Age: 61 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Trustee	Indefinite, until successor elected Served since January 1996 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT	Currently the Sheriff of Marin County, California (since 1996) and has been employed in the Marin County Sheriff’s Office in various capacities since 1969.	10	None.
Gerald P. Richardson Age: 63 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Trustee	Indefinite, until successor elected Served since May 2004 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT	Chief Executive Officer and owner of ORBIS Payment Services since January 2001. In 2000, Mr. Richardson was an independent consultant.	10	None.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1) Age: 54 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Trustee, President and Chairman of the Board	Trustee: Indefinite, until successor elected Served since January 1996 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT Officer: 1 year term Served since June 2008 HMFI, HFI and HFT; and since September 2009 HSFT	President, Chairman, CEO and Portfolio Manager of Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, since 1989; President of HMFI and HFI from 1996 through June 2008; President of HFT from 2005 through June 2008; and President of HSFT since September 2009.	10	Director of Hennessy Advisors, Inc.
Frank Ingarra, Jr. (1) Age: 38 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Assistant Portfolio Manager and Vice President	1 year term Since August 2002 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT
Assistant Portfolio Manager for Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, from March 2002 to the present; from August 2000 through March 2002, Mr. Ingarra was the Head Trader for Hennessy Advisors, Inc.; and from August 2002 to the present, Mr. Ingarra has been a Vice President of the Hennessy Funds.

				N/A	N/A
_______________
(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Fund.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Persons

Harry F. Thomas(1) Age: 63 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Vice President, Chief Compliance Officer	1 year term Since September 2004 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT
Vice President, Chief Compliance Officer for Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, since 2004; retired business executive from 2001 through 2004; and trustee/director of the Hennessy Funds from 2000 to May 2004.
				N/A	N/A
Ana Miner(1) Age: 51 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Vice President of Operations	1 year term Since March 2000 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT	Has been employed by Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, since 1998.	N/A	N/A
Teresa M. Nilsen(1) Age: 43 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Executive Vice President and Treasurer	1 year term Since January 1996 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT
Currently Executive Vice President, Chief Financial Officer and Secretary of Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser; Ms. Nilsen has been the corporate secretary and a financial officer of Hennessy Advisors, Inc. since 1989; Ms. Nilsen has been an officer of the Hennessy Funds since 1996, currently she is Executive Vice President and Treasurer.

				N/A	N/A
Daniel B. Steadman(1) Age: 53 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Executive Vice President and Secretary	1 year term Since March 2000 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT
Executive Vice President of Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, from 2000 to the present; Mr. Steadman has been Executive Vice President and Secretary of the Hennessy Funds since 2000.
				N/A	N/A
_______________
(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Fund.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Tania A. Kelley(1) Age: 44 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Vice President of Marketing	1 year term Since October 2003 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT	Has been employed by Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, since October 2003; Director of Sales and Marketing for ATT/Comcast from 2000 through 2003.	N/A	N/A
Brian Peery(1) Age: 40 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Vice President, Director of Research	1 year term Since March 2003 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT
Has been employed by Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, since June 2002; Vice President of Institutional Sales and Senior Analyst with Brad Peery Inc. from June 2000 to June 2002; from 1996 to 2002, Mr. Peery worked for Haywood Securities where has was a Vice President.
				N/A	N/A

_______________
(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Fund.

Pursuant to the terms of the Management Agreements (as defined below) with HFT and HSFT, the Manager, on behalf of the Funds, pays the compensation of all Officers and Trustees who are affiliated persons of the Manager.

The Board of Trustees has an Audit Committee whose members are Messrs. DeSousa, Doyle (Chairman) and Richardson.  The primary functions of the Audit Committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records.  The Audit Committee met twice during the fiscal year ended October 31, 2009.

The Hennessy Funds pay Directors/Trustees who are not interested persons of the Funds (each, a “Disinterested Director”) fees for serving as Directors/Trustees.  HMFI pays each Disinterested Director a $2,250 fee for each meeting of the Board of Directors/Trustees attended, of which each of the Cornerstone Growth Fund, the Focus 30 Fund and the Cornerstone Value Fund pays one-third.  HFT pays each Disinterested Director a $2,250 fee for each meeting of the Board of Trustees attended, of which each of the Cornerstone Growth Fund II, the Cornerstone Large Growth Fund and the Select Large Value Fund pays one-third.  HFI pays each Disinterested Director a $1,000 fee for each meeting of the Board of Directors/Trustees attended, of which each of the Total Return Fund and Balanced Fund each pays one-half.  HSFT pays each Disinterested Director a $1,500 fee for each meeting of the Board of Directors/Trustees attended, of which each of the Select Japan Fund and the Select Japan Smaller Companies Fund each pays one-half.  The Hennessy Funds may also reimburse Directors/Trustees for travel expenses incurred in order to attend meetings of the Board of Directors/Trustees.

The table below sets forth the compensation paid by HFT to each of the current Trustees of HFT for services as Trustees for the twelve months ended October 31, 2009.

COMPENSATION TABLE

Name of Person	Aggregate Compensation from HFT	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from HFT and Fund Complex (1) Paid to Trustees

Disinterested Directors

J. Dennis DeSousa	$6,300	$0	$0	$20,000

Robert T. Doyle	$6,300	$0	$0	$20,000

Gerald P. Richardson	$6,300	$0	$0	$20,000

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy	$0	$0	$0	$0
______________________________ (1) The Hennessy Funds are the only funds in the fund complex.

The table below sets forth the compensation paid by HSFT to each of the current Trustees of HSFT for services as Trustees for the twelve months ended October 31, 2009.

COMPENSATION TABLE

Name of Person	Aggregate Compensation from HSFT	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from HSFT and Fund Complex (1) Paid to Trustees

Disinterested Directors

J. Dennis DeSousa	$200	$0	$0	$20,000

Robert T. Doyle	$200	$0	$0	$20,000

Gerald P. Richardson	$200	$0	$0	$20,000

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy	$0	$0	$0	$0
______________________________ (1) The Hennessy Funds are the only funds in the fund complex.

Because the Manager and the Funds’ administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees.  No officer, director or employee of the Manager or the Funds’ administrator receives any compensation from the Funds for acting as a Director/Trustee or Officer.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

As of December 31, 2009, the Officers and Directors/Trustees of the Hennessy Funds as a group (12 persons) owned an aggregate of less than 1% of the outstanding Original Class shares of each Fund and less than 1% of the outstanding Institutional Class shares of each Fund.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Funds as of December 31, 2009:
Aggregate Dollar
Range of Equity
Securities in All
			Dollar Range of	Registered Investment
	Dollar Range of		Equity Securities in	Companies Overseen
	Equity Securities in	Dollar Range of	the	by Trustee in Family of
Name of	the Select Large	Equity Securities in	Select Japan Smaller	Investment
Director/Trustee	Value Fund	the Select Japan Fund	Companies Fund	Companies(1)

Disinterested Directors

J. Dennis DeSousa	None	None	None	$50,001-$100,000
Robert T. Doyle	None	None	None	$10,001-$50,000
Gerald P. Richardson	None	None	None	Over $100,000

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy	$10,001-$50,000	None	None	Over $100,000

______________________________ (1) The Hennessy Funds are the only funds in the fund complex.

None of the Trustees who are Disinterested Trustees, or any members of their immediate family, own shares of the Manager or companies, other than registered investment companies, controlled by or under common control with the Manager.

As of December 31, 2009, the following shareholders owned more than 5% of the outstanding voting securities of the Original Share Classes of the following funds:

Select Large Value Fund:

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers San Francisco, CA 94104-4151	18.31%
National Financial Services Corp. For the Exclusive Benefit of Customers New York, NY 10281-1003	7.72%
Select Japan Fund:

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers San Francisco, CA 94104-4151	86.74%
National Financial Services Corp. For the Exclusive Benefit of Customers New York, NY 10281-1003	6.81%
Select Japan Smaller Companies Fund:

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers San Francisco, CA 94104-4151	48.06%
SPARX Group Co., Ltd. Tokyo, Japan 141-0032	31.14%
National Financial Services Corp. For the Exclusive Benefit of Customers New York, NY 10281-1003	13.09%
TD Ameritrade, Inc. For the Exclusive Benefit of Customers P.O. Box 2226 Omaha, NE 68103-2226	5.31%

As of December 31, 2009, the following shareholders owned more than 5% of the outstanding voting securities of the Institutional Share Classes of the following funds:

Select Large Value Fund:

Hennessy Advisors, Inc. Retirement Trust Novato, CA 94945-3272	99.99%
Select Japan Fund:

Charles Schwab & Co., Inc. For the Exclusive Benefit of Customers San Francisco, CA 94104-4151	78.47%
SPARX Group Co., Ltd. Tokyo, Japan 141-0032	5.57%

MANAGEMENT OF THE FUNDS

THE MANAGER.  The investment adviser to the Hennessy Funds is Hennessy Advisors, Inc..  The Manager acts as the investment manager of each Fund pursuant to separate management agreements with HFT and HSFT (each a “Management Agreement” and, collectively, the “Management Agreements”).  The Manager furnishes continuous investment advisory services and management to the Hennessy Funds.  The Manager is controlled by Neil J. Hennessy, who currently owns 32.8% of the outstanding voting securities of the Manager.

Select Large Value Fund

Under the Management Agreement for the Select Large Value Fund, the Manager is entitled to an investment advisory fee in respect of the Fund, computed daily and payable monthly, at the annual rate of 0.85% of the Fund’s average daily net assets.

Pursuant to the Management Agreement for the Select Large Value Fund, the Manager is responsible for providing or overseeing the investment management of the Fund’s portfolio, subject to general oversight by the Board of Trustees, and provides the Fund with office space.  In addition, the Manager is obligated to keep certain books and records of the Fund.  In connection therewith, the Manager furnishes the Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Fund’s custodian, administrator or transfer agent.

Under the terms of the Management Agreement for the Select Large Value Fund, the Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below).  General expenses of the Fund not readily identifiable as belonging to the Fund are allocated among the Hennessy Funds by or under the direction of the Board of Directors/Trustees in such manner as the Board determines to be fair and equitable.  Expenses borne by the Fund include, but are not limited to, the following (or the Fund’s allocated share of the following): (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of HFT or the shares of the Fund under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Trustees; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, trustees’ and officers’ insurance and fidelity bonds; (viii) legal, accounting and auditing expenses; (ix) charges of custodian, transfer agent and other agents; (x) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by HFT or the Fund; (xii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (xiii) costs of meetings of shareholders.  The Manager may voluntarily waive its management fee or subsidize other Fund expenses.  This may have the effect of increasing the Fund’s return.

Under the Management Agreement for the Select Large Value Fund, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by HFT or the Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement for the Select Large Value Fund has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.  The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act).  The Management Agreement may be terminated by HFT with respect to the Fund or by the Manager upon 60 days’ prior written notice.

The Manager has undertaken to reimburse the Select Large Value Fund to the extent that the aggregate annual operating expenses of the shares, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund’s shares for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 1.30% for Original Class shares (until March 23, 2010) and 0.98% for Institutional Class shares. As of the date hereof, no such state law provision was applicable to the Fund.  If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Manager for the amount of such excess.  In such a situation the monthly payment of the Manager’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Manager’s fee, the Manager will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.  If, in any of the three fiscal years following any fiscal year in which the Manager has reimbursed the  Fund for excess expenses, the Fund’s expenses, as a percentage of the Fund’s average net assets, are less than the applicable expense ratio limit, the Fund shall repay to the Manager the amount the Manager reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit.

During the fiscal year ended September 30, 2009, the Select Large Value Fund paid $1,059,043 to the Manager pursuant to the Management Agreement.  For the period from October 1 to October 31, 2009, the Select Large Value Fund paid $100,274 to the Manager pursuant to the Management Agreement.

The Select Large Value Fund has entered into a Servicing Agreement with the Manager (the “Servicing Agreement”).  Pursuant to the Servicing Agreement, the Manager will provide administrative support services to the Fund consisting of:

o	maintaining an “800” number that current shareholders may call to ask questions about the Fund or their accounts with the Fund;

o	assisting shareholders in processing exchange and redemption requests;

o	assisting shareholders in changing dividend options, account designations and addresses;

o	responding generally to questions of shareholders; and

o	providing such other similar services as the Fund may request.

For such services, the Select Large Value Fund pays an annual fee to the Manager equal to 0.10% of its average daily net assets.  The Institutional Class shares of the Fund are not subject to the Servicing Agreement fees.  During the fiscal year ended September 30, 2009, the Select Large Value Fund paid $65,975 to the Manager pursuant to the Servicing Agreement.  For the period from October 1 to October 31, 2009, the Select Large Value Fund paid $11,794 to the Manager pursuant to the Servicing Agreement.

The Servicing Agreement may be terminated by either party upon sixty days’ written notice to the other party, and will be terminated if its continuance is not approved at least annually by a majority of those Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of any such party.

Select Japan Fund and Select Japan Smaller Companies Fund

Under the Management Agreement for the Select Japan Fund and the Select Japan Smaller Companies Fund, the Manager is entitled to an investment advisory fee in respect of the Select Japan Fund, computed daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily net assets; and an investment advisory fee in respect of the Select Japan Smaller Companies Fund, computed daily and payable monthly, at the annual rate of 1.20% of the Fund’s average daily net assets.

Pursuant to the Management Agreement for the Select Japan Fund and the Select Japan Smaller Companies Fund, the Manager is responsible for providing or overseeing the investment management of the Funds’ portfolios, subject to general oversight by the Board, and provides the Funds with office space.  In addition, the Manager is obligated to keep certain books and records of the Funds.  In connection therewith, the Manager furnishes the Funds with those ordinary clerical and bookkeeping services that are not being furnished by the Funds’ custodian, administrator or transfer agent.

Under the terms of the Management Agreement for the Select Japan Fund and the Select Japan Smaller Companies Fund, the Funds bear all expenses incurred in their operation that are not specifically assumed by the Manager, the Administrator or the Distributor.  General expenses of the Funds not readily identifiable as belonging to the Funds are allocated among the Hennessy Funds by or under the direction of the Board of Directors/Trustees in such manner as the Board determines to be fair and equitable.  Expenses borne by the Funds include, but are not limited to, the following (or the Funds’ allocated share of the following): (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Funds and any losses incurred in connection therewith; (ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of the Trust or the shares of the Funds under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Trustees; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, trustees’ and officers’ insurance and fidelity bonds; (viii) legal, accounting and auditing expenses; (ix) charges of custodian, transfer agent and other agents; (x) expenses of setting in type and providing a camera-ready copy of the Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Funds; (xii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (xiii) costs of meetings of shareholders.  The Manager may voluntarily waive its management fee or subsidize other Fund expenses.  This may have the effect of increasing the Funds’ return.

Under the Management Agreement for the Select Japan Fund and the Select Japan Smaller Companies Fund, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement for the Select Japan Fund and the Select Japan Smaller Companies Fund has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.  The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act).  The Management Agreement may be terminated by the Trust with respect to a Fund or by the Manager upon 60 days’ prior written notice.

The Manager has agreed, through February 28, 2010, to waive its advisory fees or reimburse expenses of the Select Japan Fund to the extent necessary to maintain the aggregate expenses (excluding taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses (as defined in Form N-1A under the 1940 Act) and interest expenses on borrowings) of the Original Class shares and Institutional Class shares at 1.25% of average daily net assets of each class.  The Manager has agreed, through February 28, 2010, to waive its advisory fees or reimburse expenses of the Select Japan Smaller Companies Fund to the extent necessary to maintain the aggregate expenses (excluding taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and interest expenses on borrowings) of the Fund at 1.60% of average daily net assets.

If the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund creates an account receivable from the Manager for the amount of such excess.  In such a situation the monthly payment of the Manager’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Manager’s fee, the Manager will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.  If, in any of the three fiscal years following any fiscal year in which the Manager has reimbursed the  Fund for excess expenses, the Fund’s expenses, as a percentage of the Fund’s average net assets, are less than the applicable expense ratio limit, the Fund shall repay to the Manager the amount the Manager reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit.

During the fiscal year ended October 31, 2009, the Select Japan Fund paid $523,555 to the Manager pursuant to the Management Agreement.  During the fiscal year ended October 31, 2009, the Select Japan Smaller Companies Fund paid $200,394 to the Manager pursuant to the Management Agreement.

Before September 18, 2009, the investment adviser to the Select Japan Fund and the Select Japan Smaller Companies Fund was SPARX USA.

Advisory Fees Paid to SPARX USA

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2008	October 31, 2007
Select Japan Fund	$738,918	$1,098,252
Select Japan Smaller Companies Fund*	$105,963	$10,404

*	Select Japan Smaller Companies Fund did not commence operations until August 31, 2007.

For the fiscal years ended October 31, SPARX USA waived fees and reimbursed expenses as follows:

	Fees Waived 2008	Fees Waived 2007
Select Japan Fund	$352,027	$466,140
Select Japan Smaller Companies Fund*	$220,060	$70,702

*	Select Japan Smaller Companies Fund did not commence operations until August 31, 2007.

SUB-ADVISORS.  The Manager has delegated the day-to-day management of the Funds to sub-advisors, and has entered into a sub-advisory contract with each sub-advisor (each a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”).  Pursuant to the Sub-Advisory Agreements, the sub-advisors make specific portfolio investments in accordance with the applicable Fund’s investment objective and the sub-advisor’s investment approach and strategies.

Sub-advisor(s) of the Funds are employed and may be terminated by the Manager subject to prior approval by the Board of Trustees.  The employment of a new sub-advisor currently requires the prior approval of the shareholders of the applicable Fund.  HFT and HSFT, however, may request an order of the SEC exempting the Funds from the requirements under the 1940 Act relating to shareholder approval of a new sub-advisor.  There can be no assurance that HFT and HSFT will request such an order, or, if requested, that such an order will be granted with respect to the Funds.  Selection and retention criteria for sub-advisors include:  (i) their historical performance records; (ii) consistent performance in the context of the markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of the sub-advisor to apply its approach consistently.  Each sub-advisor will not necessarily exhibit all of the criteria to the same degree.  Sub-advisors are paid by the Manager (not by the Funds).

Each sub-advisor’s activities are subject to general supervision by the Manager and the Board of Trustees.  Although the Manager and the Board of Trustees do not evaluate the investment merits of a sub-

advisor’s specific securities selections, they do review the performance of each sub-advisor relative to the selection criteria.

Select Large Value Fund

RBC GAM (US) is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is an indirect wholly-owned subsidiary of Royal Bank of Canada.

Under the Sub-Advisory Agreement for the Select Value Fund, the Manager (not the Fund) pays RBC GAM (US) monthly, at an annual rate of 0.35% of the average daily net assets of the Fund.

The Sub-Advisory Agreement for the Select Value Fund may be terminated at any time without the payment of any penalty, immediately upon written notice to the other party in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified (the notified party has 30 days to cure the breach), or otherwise, upon giving 60 days’ written notice to the other party.  The Sub-Advisory Agreement will automatically terminate if it is assigned.

The Sub-Advisory Agreement for the Select Value Fund provides that RBC GAM (US) will not be liable to the Manager for, and the Manager will not take any action against RBC GAM (US) or hold RBC GAM (US) liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of RBC GAM (US)’s duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of RBC GAM (US) in the performance of its duties under the Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.  The Sub-Advisory Agreement also provides that RBC GAM (US) and its officers, directors and employees are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

In addition to entering into the Sub-Advisory Agreement for the Select Value Fund, the Manager and RBC GAM (US) have entered into an arrangement that requires certain payments (by the Manager and not the Funds) in the event of the termination of RBC GAM (US).  Specifically, if the Fund terminates RBC GAM (US) as sub-advisor without cause prior to the conclusion of the 24th full calendar month after the date they entered into the arrangement, the Manager will pay RBC GAM (US) an amount equal to 0.35% of the aggregate NAV of the Fund as of the close of business on March 20, 2009; provided that this amount shall be reduced by 1/24 for each full calendar month that has elapsed since the date the parties entered into the arrangement.

The arrangement also provides, within 24 months of entering into the arrangement, that if the Manger terminates RBC GAM (US) without cause and without providing at least 60 calendar days advance written notice of such termination, then the Manager will pay RBC GAM (US) an amount equal to the product obtained by multiplying (1) the average monthly fee paid to RBC GAM (US) for the 12 full calendar months immediately preceding the date RBC GAM (US) received written notice of its termination, by (2) the number of months between the date of such termination and the date that is 12 full calendar months after the date RBC GAM (US) received written notice of its termination.

Following the second anniversary of the arrangement, if the Sub-Advisory Agreement for RBC GAM (US) is terminated by the Manager without having provided RBC GAM (US) with at least 60 calendar days advance written notice of such termination, then all fees will become due and owing to RBC GAM (US) under the Sub-Advisory Agreement promptly after the termination date, and the amount of such fees will be calculated by treating the termination date as the date that is 60 full calendar days after the date RBC GAM (US) received written notice of its termination and, for the calendar days following the termination date, basing the calculation of the fee on the aggregate NAV of the Fund as of the close of business on the business day immediately preceding the termination date.

Select Japan Fund and Select Japan Smaller Companies Fund

Founded in 1989, SPARX Asset Management Co., Ltd., the sub-advisor to the Select Japan Fund and the Select Japan Smaller Companies Fund, is an independent financial services company headquartered in Tokyo.  In 2006, the company renamed itself to SPARX Group Co. Ltd. ("SPARX Group")  and all asset management activities were transferred to a new company known as SPARX Asset Management Co., Ltd.  SPARX  Japan is a wholly-owned subsidiary of SPARX Group. SPARX Group is a publicly-listed company traded on the JASDAQ securities exchange which is controlled by majority shareholder and Chairman, Mr. Shuhei Abe.  SPARX Japan is registered as an investment adviser with the SEC.

SPARX Japan is registered with the Japanese authority to conduct the investment management business, the investment advisory and agency business and the second financial instruments business.  In addition, SPARX Japan performs various investment and research functions and performs investment advisory activities and fund administration for its Japanese and international clients in the area of Japanese equity investment.

Under the Sub-Advisory Agreement for the Select Japan Fund and the Select Japan Smaller Companies Fund, the Manager (not the Funds) pays SPARX Japan monthly, at an annual rate of 0.35% of the average daily net assets of the Select Japan Fund and an annual rate of 0.20% of the average daily net assets of the Select Japan Smaller Companies Fund.

The Sub-Advisory Agreement for the Select Japan Fund and the Select Japan Smaller Companies Fund may be terminated at any time without the payment of any penalty, immediately upon written notice to the other parties in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified (the notified party has 30 days after written notice to cure the breach), or otherwise, upon giving 60 days’ written notice to the others. The Sub-Advisory Agreement will automatically terminate if it is assigned.

The Sub-Advisory Agreement for the Select Japan Fund and the Select Japan Smaller Companies Fund provides that SPARX Japan will not be liable to the Manager for, and the Manager will not take any action against SPARX Japan or hold SPARX Japan liable for, any error of judgment or mistake of law or for any loss suffered by the Funds (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of SPARX Japan’s duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SPARX Japan in the performance of its duties under the Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.  The Sub-Advisory Agreement also provides that SPARX Japan and its officers, directors and employees are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

In addition to entering into the Sub-Advisory Agreement for the Select Japan Fund and the Select Japan Smaller Companies Fund, the Manager and SPARX Japan have entered into an arrangement that requires certain payments (by the Manager and not the Funds) in the event of the termination of SPARX Japan.  Specifically, the Manager and SPARX Japan have entered into an arrangement related to the sub-advisory relationship that requires the Manager to make payments to SPARX Japan in certain instances in which SPARX Japan is terminated.  The Manager, not the Funds, will bear the costs of these payments.  The arrangement provides that (“payment provision 1”):

1.  If the Manager or the Board or shareholders of the Select Japan Fund terminate SPARX Japan as the sub-advisor of the Fund without cause prior to the conclusion of the 12th full calendar month after the date of entering into the arrangement, the Manager will pay SPARX Japan an amount equal to 0.35% of the aggregate NAV of the Select Japan Fund as of the close of business on the business day immediately preceding the shareholder approval of the Manager becoming the investment manager to the Select Japan Fund (this amount will be reduced by 1/12 for each full calendar month that elapses after the date the arrangement is entered into).

2.   If the Manager or the Board or shareholders of the Select Japan Smaller Companies Fund terminate SPARX Japan as the sub-advisor of the Fund without cause prior to the conclusion of the 12th full calendar month after the date of entering into the arrangement, the Manager will pay SPARX Japan an amount equal to 0.20% of the aggregate NAV of the Select Japan Smaller Companies Fund as of the close of business on the business day immediately preceding the shareholder approval of the Manager becoming the investment manager to the Select Japan Smaller Companies Fund (this amount will be reduced by 1/12 for each full calendar month that elapses after the date the arrangement is entered into).

The arrangement also provides, within 12 months of entering into the arrangement, that if the Manager terminates SPARX Japan as the sub-advisor to either of the Funds without cause and without providing at least 60 calendar days advance written notice of such termination, then the Manager will pay SPARX Japan an amount equal to the product obtained by multiplying (1) the average monthly fee paid to SPARX Japan for the 12 full calendar months immediately preceding the date SPARX Japan received written notice of its termination, by (2) the number of months between the date of such termination and the date that is 12 full calendar months after the date SPARX Japan received written notice of its termination (“payment provision 2”).   If SPARX Japan is terminated as the sub-advisor in a manner that would require the Manager to make a payment under both payment provision 1 and payment provision 2, then the Manager will only be required to pay SPARX Japan the greater of (1) the amount under payment provision 1 and (2) the amount under payment provision 2.

Payment provision 1 and payment provision 2 will terminate upon the conclusion of the 12th full calendar month after September 18, 2009.  Following this termination, if the Sub-Advisory Agreement is terminated without having provided SPARX Japan with at least 60 calendar days advance written notice of such termination, then all fees will become due and owing to SPARX Japan under the Sub-Advisory Agreement promptly after the termination date of SPARX Japan, and the amount of such fees will be calculated by treating the termination date as the date that is 60 full calendar days after the date SPARX Japan received written notice of its termination and, for the calendar days following the termination date, basing the calculation of the fee on the aggregate NAV of the Funds as of the close of business on the business day immediately preceding the termination date.  To avoid duplication of fees, any fees owed to SPARX Japan under this provision of the arrangement will be reduced by any fees owed to SPARX Japan under the Sub-Advisory Agreement in connection with the termination of the Sub-Advisory Agreement.

THE PORTFOLIO MANAGERS.  Information respecting the portfolio managers is set forth below.

Select Large Value Fund

RBC GAM (US) is the sole sub-advisor to the Select Large Value Fund.  The portfolio managers that RBC GAM (US) employs to manage the Fund’s portfolio may have responsibility for the day-to-day management of accounts other than the Fund.  Information regarding these other accounts, as of October 31, 2009, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bruce W. Kaser	0 $0	1 $56,425,582	24 $559,401,523	0 $0	0 $0	0 $0
Stuart A. Lippe	0 $0	1 $56,425,582	24 $559,401,523	0 $0	0 $0	0 $0
Barbara S. Browning	0 $0	1 $56,425,582	24 $559,401,523	0 $0	0 $0	0 $0
Adam D. Scheiner	0 $0	1 $56,425,582	24 $559,401,523	0 $0	0 $0	0 $0

The portfolio managers are often responsible for managing other accounts.  RBC GAM (US) typically assigns accounts with similar investment strategies to the portfolio manager to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of the Select Large Value Fund and other accounts may raise potential conflicts of interest due to the interest held by RBC GAM (US) or one of its affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades).  RBC GAM (US) has developed policies and procedures reasonably designed to mitigate those conflicts, including trade allocation policies and codes of ethics.

Portfolio manager compensation consists of three components: a base salary, an annual bonus, and an incentive plan.  RBC GAM (US) calibrates salaries by position and gears them to be competitive in the national marketplace.  Annual bonuses for all RBC GAM (US) employees are determined by two factors: the firm’s financial performance and individual performance.  All portfolio managers, analyst and traders are compensated in the same manner for all accounts, whether or not they are mutual funds, separately managed accounts or pooled products.  The criteria for calculating annual bonuses and incentive plan payouts for the portfolio managers is described below.

In addition to a base salary, each portfolio manager of the Select Large Value Fund is eligible to receive an annual performance bonus based on the pre- tax, gross performance of each portfolio style their team manages against its respective benchmarks and peer groups.  These are the Russell 1000 Value Index and eVestment Alliance Large Cap Value manager peer group of accounts managed in the large cap value style.  Calculations are based on performance versus these benchmarks and peer groups for both the one and three year periods.  Three-year performance accounts for two-thirds of the annual bonus calculation.  The portfolio managers’ bonus calculations also include a component for performance of investment selections, based on the trailing twelve-month period.

While the portfolio managers of the Select Large Value Fund do not participate in RBC GAM (US)'s Long Term Incentive plan, they do participate in a separate incentive plan covering portfolio managers, analysts, and traders that provides them with a share of the operating profits (net of expenses, including base salary and bonus) generated by their division above a predetermined hurdle.  This plan serves as a proxy for ownership.

The following table sets forth the dollar range of equity securities of the Select Large Value Fund beneficially owned by the portfolio manager as of October 31, 2009:

Name	Dollar Range of Equity Securities in the Select Large Value Fund

Bruce W. Kaser	None
Stuart A. Lippe	None
Barbara S. Browning	None
Adam D. Scheiner	None

Select Japan Fund and Select Japan Smaller Companies Fund

Material Conflicts Related to Management of Similar Accounts.  Portfolio managers at SPARX Japan manage multiple accounts for a diverse client base, including institutional investors, banking and thrift institutions, pension and profit sharing plans, businesses, private investment partnerships and companies, and sophisticated, high net worth individuals.  SPARX Japan has a fiduciary obligation to recognize potential conflicts of interest and manage them carefully through appropriate policies, procedures and oversight.  Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Select Japan Fund or the Select Japan Smaller Companies Fund (“Similar Accounts”), SPARX Japan has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (for example, long and short positions in the same security, as described below), which include internal review processes and oversight by independent third parties.  In addition, the Funds, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of SPARX Japan’s “side-by-side management” of the Funds and Similar Accounts, including hedge funds (where SPARX Japan receives performance-based fees).  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as SPARX Japan may be perceived as causing accounts it manages to participate in an offering to increase SPARX Japan’s overall allocation of securities in that offering, or to increase SPARX Japan’s ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as SPARX Japan may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest because of the multiple Similar Accounts, in addition to the Select Japan Fund and the Select Japan Smaller Companies Fund that they are managing on behalf of SPARX Japan. Although SPARX Japan does not track each individual portfolio manager’s time dedicated to each account, SPARX Japan periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Funds.  In addition, SPARX Japan could be viewed as having a conflict of interest to the extent that SPARX Japan and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Funds.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.  Certain hedge funds managed by SPARX Japan may also be permitted to sell securities short.  When SPARX Japan engages in short sales of securities of the type in which the Select Japan Fund or the Select Japan Smaller Companies Fund invests, SPARX Japan could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  As described above, SPARX Japan has procedures in place to address these conflicts. SPARX Japan’s trading policies and procedures attempt to follow established best practices and to address, where necessary, the challenges SPARX Japan faces in managing specifically the Funds and the Similar Accounts.

Compensation for Portfolio Managers.  SPARX Japan’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Select Japan Fund and the Select Japan Smaller Companies Fund.  Portfolio managers responsible for managing the Funds may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles and separate accounts.

SPARX Japan compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.  The compensation package for the portfolio managers of the Select Japan Fund and the Select Japan Smaller Companies Fund consists of a salary and incentive bonus comprised of cash and equity in SPARX Japan’s parent company.  Various factors are considered in the determination of a portfolio manager’s compensation.  Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account.  All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his positive and consistent performance contribution over time.  Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce SPARX Japan’s investment philosophy such as leadership, teamwork and commitment.

In determining the incentive bonus, consideration is given to personal and overall firm performance.  Consideration is given to the portfolio manager’s quantitative performance as measured by his ability to make investment decisions that contribute to total returns, by comparison to a predetermined benchmark (for the Select Japan Fund and the Select Japan Smaller Companies Fund, as set forth in the Prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, as applicable), as well as performance relative to peers.  In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.  The executive management team of the SPARX Japan group of companies (“SPARX Group”) has discretion to determine the size of the portfolio manager’s bonus.  As a result, the percentage of compensation of salary and bonus will vary.

The portfolio managers of the Select Japan Fund and the Select Japan Smaller Companies Fund also have the opportunity to participate in the SPARX Japan equity program, which awards stock or stock options to those individuals who have been identified as key contributors as well as future leaders of SPARX Japan.  The awards generally vest over a three-to-five year period.

The chart below includes information regarding the members of the portfolio management teams responsible for managing the Select Japan Fund and the Select Japan Smaller Companies Fund as of October 31, 2009 for Masakazu Takeda and Tadahiro Fujimura, and as of April 30, 2010 for Tetsuya Hirano and Keitaro Kanai.  Specifically, it shows the number of portfolios (other than the Fund(s) managed by him) and assets managed by each portfolio manager. As noted in the chart, the portfolio managers managing the Funds may also individually be responsible for managing Similar Accounts.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles*#	Other Accounts*#
Masakazu Takeda	0	6 ($245 million)	1 ($49 million)
Tadahiro Fujimura	0	6 ($503 million)	6 ($680 million)
Tetsuya Hirano	0	7 ($233 million)	0
Keitaro Kanai	0	2 ($90 million)	0

*	Total assets in accounts as of October 31, 2009 for Messrs. Takeda and Fujimura, and as of April 30, 2010 for Messrs. Hirano and Kanai.
#
Two of the other accounts managed by Mr. Takeda have performance-based fees, with total assets as of October 31, 2009 of $101 million.  Three of the other pooled investment vehicles managed by Mr. Fujimura have performance-based fees, with total assets as of October 31, 2009 of $126 million.  One of the other accounts managed by Mr. Fujimura has performance-based fees, with total assets as of October 31, 2009 of $47 million.  Six of the other pooled investment vehicles managed by Mr. Hirano have performance-based fees, with total assets as of April 30, 2010 of $222 million.  One of the other pooled investment vehicles managed by Mr. Kanai has performance-based fees, with total assets of $15 million.

The following table sets forth the dollar range of equity securities of the Select Japan Fund and the Select Japan Smaller Companies Fund beneficially owned by the portfolio managers as of October 31, 2009 for Messrs. Takeda and Fujimura, and as of April 30, 2010 for Messrs. Hirano and Kanai:

Name	Dollar Range of Equity Securities in the Select Japan Fund	Dollar Range of Equity Securities in the Select Japan Smaller Companies Fund

Masakazu Takeda	None	None
Tadahiro Fujimura	None	None
Tetsuya Hirano	None	None
Keitaro Kanai	None	None

THE ADMINISTRATOR.  U.S. Bancorp Fund Services, LLC (the “Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Funds pursuant to separate Fund Administration Servicing Agreements with HFT and HSFT (collectively, the “Administration Agreements”).  The Administration Agreements provide that the Administrator will furnish the Funds with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board of Trustees; preparation and filing of securities and other regulatory filings (including state securities filings); (ii) marketing materials, tax returns and shareholder reports; (iii) review and payment of Fund expenses; (iv) monitoring and oversight of the activities of the Funds’ other servicing agents (namely, transfer agent, custodian, accountants, etc.); (v) maintaining books and records of the Funds; and (vi) administering shareholder accounts.  In addition, the Administrator may provide personnel to serve as officers of the Hennessy Funds.  The salaries and other expenses of providing such personnel are borne by the Administrator.  Under the Administration Agreements, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Hennessy Funds in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreements.

For all services provided pursuant to the Administration Agreements, Fund Accounting Services Agreements (see below), Custodian Agreements (see below) and Transfer Agent Agreements (see below), the Administrator and its affiliates will receive from the Funds an annual fee, payable monthly, based on the average daily net assets of all of the funds in the Hennessy Funds complex.  The annual fee for the Hennessy Funds complex is equal to 0.255% of the first $1 billion of the average daily net assets of the Hennessy Funds complex, 0.21% of the next $1 billion of the average daily net assets of the Hennessy Funds complex and 0.17% of the average daily net assets of the Hennessy Funds complex in excess of $2 billion, subject to a minimum annual fee for the Hennessy Funds complex of $600,000.  The Administration Agreement will remain in effect until terminated by either party.  The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees upon the giving of 90 days’ written notice to the Administrator, or by the Administrator upon the giving of 90 days’ written notice to the Trust.

During the fiscal year ended September 30, 2009, the Select Large Value Fund paid $375,095 to the Administrator in administration fees.  For the period from October 1 to October 31, 2009, the Select Large Value Fund paid $30,082 to the Administrator in administration fees.

During the fiscal year ended October 31, 2009, the Select Japan Fund paid $11,773 to the Administrator in administration fees.  During the fiscal year ended October 31, 2009, the Select Japan Smaller Companies Fund paid $3,484 to the Administrator in administration fees.

Prior to October 12, 2009, the administrator to the Select Japan Fund and the Select Japan Smaller Companies Fund was PNC Global Investment Servicing (U.S.) Inc. (“PNC”).  PNC also provided accounting services to the Funds, and acted as the Funds’ transfer and dividend disbursing agent.  For the fiscal years ended October 31, 2009, October 31, 2008, and for the fiscal period from August 1, 2007 through October 31, 2007, PNC received $357,426, $344,810 and $26,306, respectively, pursuant to the prior administration agreement.  Prior to July 31, 2007, UMB Fund Services, Inc. (“UMB”) served as the Select Japan Fund’s administrator and fund accountant.  For the fiscal period of November 1, 2006 through July 31, 2007 UMB received $103,696 pursuant to an administration and fund accounting agreement.

ACCOUNTING SERVICES AGREEMENT.  The Administrator also provides fund accounting services to the Funds pursuant to separate Fund Accounting Servicing Agreements with HFT and HSFT (collectively, the “Fund Accounting Servicing Agreements”).  For its accounting services, the Administrator and its affiliates are entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under “THE ADMINISTRATOR.”

TRANSFER AGENT AND CUSTODIAN.  U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to separate Transfer Agent Agreements with HFT and HSFT (collectively, the “Transfer Agent Agreements”).  Under the Transfer Agent Agreements, the Transfer Agent has agreed to issue and redeem shares of each Fund, make dividend and other distributions to shareholders of each Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts and make periodic reports to the Funds.

Prior to October 12, 2009, PNC acted as the transfer and dividend disbursing agent to the Select Japan Fund and the Select Japan Smaller Companies Fund pursuant to a transfer agency services agreement.

U.S. Bank, National Association (the “Custodian”), Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI  53212, serves as custodian for the Funds pursuant to separate Custodian Agreements with HFT and HSFT (collectively, the “Custodian Agreements”).  The Custodian and the Administrator are affiliates of each other.  Under the Custodian Agreements, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Funds’ accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Prior to October 12, 2009, PFPC Trust Company acted as the custodian to the Select Japan Fund and the Select Japan Smaller Companies Fund pursuant to a custody agreement

THE DISTRIBUTOR.  Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor for the Funds pursuant to separate Distribution Agreements with HFT and HSFT (collectively, the “Distribution Agreements”).  The Distributor and the Administrator are affiliates of each other.  Under the Distribution Agreements, the Distributor provides, on a best efforts basis and without compensation from HFT and HSFT, distribution-related services to each Fund in connection with the continuous offering of the Funds’ shares.

Prior to October 12, 2009, Professional Funds Distributor, LLC acted as principal underwriter and distributor of shares of the Select Japan Fund and the Select Japan Smaller Companies Fund pursuant to an underwriting agreement.  For the period from November 1, 2006 through July 31, 2007, the Select Japan Fund paid UMB Distribution Services LLC, the Fund’s former distributor, $32,767.  These payments were made pursuant to a shareholder servicing and distribution plan, which was terminated on August 13, 2007.

CODE OF ETHICS.  HFT, HSFT, the sub-advisors and the Manager have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.  This Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds (subject to certain limitations).  This Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Funds or is being purchased or sold by the Funds.

PROXY VOTING POLICY.  HFT has contractually delegated, subject to oversight by the  Board of Trustees, the responsibility for voting proxies relating to portfolio securities held by the Select Large Value Fund to RBC GAM (US).  HFT has delegated proxy voting to RBC GAM (US) with the direction that in voting proxies RBC GAM (US) should generally follow the so-called “Wall Street Rule” (namely, vote as management recommends or sell the stock prior to the meeting).  In the event that a vote presents a conflict of interest between the interests of the Select Large Value Fund and RBC GAM (US), RBC GAM (US) will disclose the conflict to the Board of Trustees and offer the Board of Trustees the opportunity to instruct RBC GAM (US) in voting the securities.

The Board of Trustees has delegated authority for making voting decisions with respect to the portfolio securities of the Select Japan Fund and the Select Japan Smaller Companies Fund to SPARX Japan.  SPARX Japan has adopted a proxy voting policy (the “Policy”) that provides as follows:

o
SPARX Japan generally votes proxies in a manner consistent with decisions of the Investment Committee of SPARX Japan (the “Committee”), which makes voting decisions pursuant to its Equity Voting Guidelines (the “Guidelines”), unless as otherwise permitted by the Policy (such as when specific interests and issues require that a client’s vote be cast differently from the Committee’s decision in order to act in the best economic interests of clients).

o
Where a material conflict of interest has been identified and the matter is covered by the Guidelines, proxies are voted in accordance with the Guidelines.  Where a conflict of interest has been identified and the matter is not covered in the Guidelines, SPARX Japan will disclose the conflict and the determination of the manner in which to vote to the Board.

o	SPARX Japan may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients’ overall best interests not to vote.

The Guidelines address proxy voting on particular types of matters such as elections for directors, adoption of option plans and anti-takeover proposals.  For example, the Committee’s decisions generally will:

o	support management in most elections for directors, unless there are clear concerns about the past performance of the company or the board fails to meet minimum corporate governance standards;

o
support option plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership and more closely align employee interests with those of shareholders; and

o
vote for mergers, acquisitions and sales of business operations, unless the impact on earnings or voting rights for one class or group of shareholders is disproportionate to the relative contributions of the group or the company’s structure following the acquisition or merger does not reflect good corporate governance, and vote against such actions if the companies do not provide sufficient information upon request concerning the transaction.

Information on how the Funds voted proxies during the most recent 12-month period ended June 30 is available on the Funds’ website at http://www.hennessyfunds.com or the website of the SEC at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the sub-advisors are responsible for the execution of Fund transactions and the allocation of brokerage transactions for the Funds.  As a general matter in executing Fund transactions, the sub-advisors may employ or deal with such brokers or dealers that may, in the sub-advisors’ best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates.  In selecting brokers or dealers, the sub-advisors will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm’s risk in positioning a block of securities.  Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time.  With respect to securities traded in the over-the-counter markets, the Funds may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker.  The Funds have no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

The sub-advisors may select broker-dealers that provide it with research services and may cause the Funds to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.  Research services furnished by brokers through which the Funds effects securities transactions may be used by the sub-advisors in advising other funds or accounts and, conversely, research services furnished to the sub-advisors by brokers in connection with other funds or accounts the sub-advisors advise may be used by the sub-advisor in advising the Funds.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the sub-advisors under the Sub-Advisory Agreements.  The Funds may purchase and sell Fund portfolio securities to and from dealers who provide the Funds with research services.  Fund transactions will not be directed to dealers solely on the basis of research services provided.

Investment decisions for the Funds and for other investment accounts managed by the sub-advisors are made independently of each other in light of differing considerations for the various accounts.  However, the same investment decision may be made for the Funds and one or more of such accounts.  In such cases, simultaneous transactions are inevitable.  Purchases or sales are then allocated between the Funds and such other account(s) as to amount according to a formula deemed equitable to the Funds and such account(s).  Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Funds.

The Select Large Value Fund, the Select Japan Fund and the Select Japan Smaller Companies paid the following amounts in portfolio brokerage commissions during the past three fiscal years:

Fund	Fiscal Year Ended	Brokerage Commissions Paid	Transactions for which Brokerage Commissions Were Paid
Select Large Value Fund	Period Ended October 31, 2009	$55,557	$30,877,514
	September 30, 2009	$645,831	$279,945,300
	September 30, 2008	$801,798	$394,450,529
	September 30, 2007	$725,778	*

Select Japan Fund	October 31, 2009	$19,523	$36,175,638
	October 31, 2008	$35,123	$45,809,041
	October 31, 2007	$299,580	$224,075,578

Select Japan Smaller Companies Fund	October 31, 2009	$43,322	$49,712,269
	October 31, 2008	$25,750	$21,065,081
	October 31, 2007	$7,136	$6,035,036

*	This information was not available from the Funds' prior administrator.

PORTFOLIO TURNOVER.  A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded.  The Manager and the applicable sub-advisor will adjust a Fund’s assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager or the applicable sub-advisor deem it advisable for a Fund to purchase or sell securities.

High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses.  See “VALUATION OF SHARES” and “ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES” below.

DISCLOSURE OF PORTFOLIO HOLDINGS

POLICY.  The Board of Directors/Trustees of the Hennessy Funds has adopted the following policies regarding the disclosure of the portfolio holdings of the Funds:

The portfolio holdings information of the Funds are not released to individual investors, institutional investors, intermediaries that distribute the Funds’ shares, rating and ranking organizations, or affiliated persons of the Funds or non-regulatory agencies except that:

(1)           A Fund will release holdings information for its portfolio quarterly to various rating and ranking services, including, but not limited to, Morningstar, Lipper, Standard and Poor’s, and Bloomberg.  The release of such information will usually be completed by U.S. Bancorp Fund Services as authorized by an officer of the Fund.  The holdings information released to such services will be as of the last day of the quarter.  This release of information is delivered by magnetic media or transmission and, except for the Select Japan Fund and the Select Japan Smaller Companies Fund, is generally released between the 15th and 20th calendar day following a calendar quarter end.  Holdings for the Select Japan Fund and the Select Japan Smaler Companies Fund are not released until the 30th calendar day following a calendar quarter end.

(2)           By virtue of their duties and responsibilities, the Transfer Agent, Custodian and Administrator of the Hennessy Funds (all third-party service providers) and the Manager and the applicable sub-advisor will have daily regular access to the portfolio holdings information of the Funds.  The Transfer Agent will not release the portfolio holdings information of the Funds to anyone without the written authorization of an officer of the Hennessy Funds.

(3)           For the purposes of the trading of portfolio securities, the Manager may from time to time provide brokers with trade lists that may reflect, in part or in total, the portfolio holdings of a Fund.  The provision of such trade lists will be subject to customary broker confidentiality agreements and trading restrictions.

(4)           A Fund will release portfolio holdings information in its annual and semi-annual reports on SEC Form N-Q, on Form 13F and as requested or required by law to any governing or regulatory agency of the Fund.

(5)           An officer of a Fund may, subject to confidentiality agreements and trading restrictions, authorize the release of portfolio holdings information for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager or to a newly hired investment adviser or sub-advisor.

(6)           On the 4th business day following each calendar quarter-end a Fund may publicly release the names, percentages of Fund assets, and sector weightings of all of the assets in the Fund’s portfolio.  This information will be as of the last day of the calendar quarter-end and may be released in print, via the Fund’s web site, or in other forms as requested by the public.

(7)           The Chief Compliance Officer of the Hennessy Funds may authorize the release of portfolio holding information on an exception basis provided that (a) the Chief Compliance Officer determines that such a release would be helpful to the shareholders of a Fund; (b) the holdings are released as of the end of a calendar month; (c) the holdings are not released until five calendar days after the end of the month; and (d) the exceptional release is reported to the Board of Directors/Trustees.

Under no circumstances shall the Hennessy Funds, the Manager or any sub-advisor, officers, trustees or employees of the Funds, the Manager or any sub-advisor receive any compensation for the disclosure of portfolio holdings information.

The above policies may not be modified without approval of the Board of Directors/Trustees.

PROCEDURE.  Each year, the Hennessy Funds send a written authorization to the Transfer Agent authorizing the Transfer Agent to provide rating and ranking services with the quarterly portfolio information of the Funds.  The Transfer Agent releases such information to the rating and ranking services between the 5th and 10th of each month following a calendar quarter end.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

You may purchase and redeem shares of each Fund on each day that the New York Stock Exchange, Inc. (“NYSE”) is open for trading (“Business Day”).  Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.  The NYSE may also be closed on national days of mourning.  Purchases and redemptions of the shares of each Fund are effected at their respective NAVs per share determined as of the close of the NYSE (normally 4:00 p.m., Eastern time) on that Business Day.  The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m., Eastern time.

The Hennessy Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Hennessy Funds to dispose of securities owned by them or to determine fairly the value of their assets; or (iii) as the SEC may otherwise permit.  The redemption price may be more or less than the shareholder’s cost, depending on the market value of the relevant Fund’s securities at the time.

The Hennessy Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  The Hennessy Funds use some or all of the following procedures to process telephone redemptions:  (i) requesting a shareholder to correctly state some or all of the following information:  account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number and the name in which the bank account is registered; (ii) recording all telephone transactions; and (iii) sending written confirmation of each transaction to the registered owner.

The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Directors/Trustees.  However, each Fund (other than the Cornerstone Growth Fund II) has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  While the Rule is in effect, such election may not be revoked without the approval of the SEC.  It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under “VALUATION OF SHARES,” and investors would incur brokerage commissions in disposing of such securities.  If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

VALUATION OF SHARES

The NAV for the shares of each Fund normally will be determined on each day the NYSE is open for trading.  The net assets of each Fund are valued as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each Business Day.  Each Fund’s NAV per share is calculated separately.

For each Fund, the NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent.  Securities listed on the NYSE, American Stock Exchange, now known as the NYSE Amex Equities, or other national exchanges (other than The NASDAQ Stock Market) are valued at the last sale price on the date of valuation, and securities that are traded on The NASDAQ Stock Market are valued at the Nasdaq Official Closing Price on the date of valuation.  Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Directors/Trustees believes that such prices reflect the fair market value of such securities.  If there is no sale in a particular security on such day, it is valued at the mean between the bid and ask prices.  Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors/Trustees.  Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors/Trustees best to reflect their full value.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts.  The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs.

ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended.  As long as a Fund so qualifies, the Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders.  If a Fund fails to qualify as a RIC in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of a Fund that did not qualify as a RIC would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

Each Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year.  Dividends paid by a Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income.  (Note that a portion of a Fund’s dividends may be taxable to investors at the lower rate applicable to dividend income.)  Distributions made from a Fund’s net realized capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares.  Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends.  Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund.  A portion of the ordinary income dividends paid by the Funds may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met.  If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

Redemptions and exchanges of a Fund’s shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events.  (However, a conversion from Original Class shares to Institutional Class shares or from Institutional Class shares to Original Class shares in the same Fund is not a taxable transaction.)  A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss upon the sale or exchange of Fund shares held for six months or less, which is now disallowed, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.

Income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.  A Fund may be eligible to “pass through” to its investors any such foreign taxes, in which case it is expected that you would be entitled to claim a deduction or credit on account of any such foreign taxes when computing your federal income tax liability.

Under certain provisions of the Code, some shareholders may be subject to a 28% withholding tax on reportable dividends, capital gains distributions and redemption payments (“backup withholding”).  Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Hennessy Funds or who, to the knowledge of the Hennessy Funds, have furnished an incorrect number.  When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Certain of the Funds’ investments and investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of a Fund, affect the holding period of assets held by the Fund and alter the character of the gains or losses realized by the Fund.  These provisions may also require a Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes.

Gain or loss, if any, realized by a Fund from certain financial futures or forward contracts and options transactions (“Section 1256 contracts”) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such Section 1256 contract as well as from closing transactions.  In addition, any Section 1256 contracts remaining unexercised at the end of a Fund’s taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by a Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.”  To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund may constitute “mixed straddles.”  The Fund may make one or more elections with respect to the treatment of “mixed straddles,” resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests (“appreciated financial position”) and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.  Any gains on forward currency contracts, which are marked-to-market daily, are treated as ordinary income.

If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments.  For example, a Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company.  In such case, the Fund may have to dispose of securities that it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

If a Fund invests in an entity that is classified as a “passive foreign investment company” (“PFIC”) for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund.  A Fund may elect to mark-to-market its PFIC holdings and therefore may be required to make distributions to shareholders even though it has not disposed of such holdings.  In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.  Dividends from a Fund that are attributable to dividends from a PFIC are not eligible for taxation to U.S. individual shareholders at preferential dividend tax rates discussed above.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign income taxes paid by the Fund.  Pursuant to such election, shareholders would be required: (1) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Fund; (2) treat their income from the Fund as being from foreign sources to the extent that the Fund’s income is from foreign sources; and (3) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both).  No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

It is anticipated that each Fund will be operated so as to meet the requirements of the Code to “pass through” to shareholders of the Fund credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro rata share of (1) the foreign taxes paid, and (2) the Fund’s gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such “pass through” of foreign tax credits.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax, or estate or inheritance tax, consequences of an investment in a Fund.  For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder.  The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes or estate or inheritance tax.  Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

DESCRIPTION OF SECURITIES RATINGS

Each of the Funds may invest in commercial paper and commercial paper master notes rated A-1 or A-2 by Standard & Poor’s or Prime-1 or Prime-2 by Moody’s.

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

A-1.  the highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issuers designated “A-1”.

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Short-Term Debt Ratings.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations that have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o	Leading market positions in well-established industries.

o	High rates of return on funds employed.

o	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

ANTI-MONEY LAUNDERING PROGRAM

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  No Fund will transact business with any person or entity whose identity cannot be adequately verified under the provision of the USA PATRIOT Act.

As a result of the Program, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.

OTHER INFORMATION

DESCRIPTION OF SHARES.

Select Large Value Fund

The Select Large Value Fund’s authorized capital consists of an unlimited number of shares of beneficial interest, having no par value (the “Shares”).  Shareholders are entitled:  (i) to one vote per full Share; (ii) to such distributions as may be declared by the Trustees out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the Shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees.  Consequently, the holders of more than 50% of the Shares voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any persons as Trustees.

The Shares are redeemable and are transferable.  All Shares issued and sold by the Select Large Value Fund will be fully paid and nonassessable.  Fractional Shares entitle the holder of the same rights as whole Shares.

Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of Shares, each of which shall be authorized to issue an unlimited number of Shares.  In addition, the Trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued Shares of any series.  In the event that more than one series is established, each Share outstanding, regardless of series, would still entitle its holder to one vote.  As a general matter, Shares would be voted in the aggregate and not by series, except where class voting would be required by the 1940 Act (for example, change in investment policy or approval of an investment advisory agreement).  All consideration received from the sale of Shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series’ share of the general liabilities of the Select Large Value Fund in the proportion that the total net assets of the series bear to the total net assets of all series.  The NAV of a Share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on Shares of any series only out of lawfully available assets belonging to that series.  In the event of liquidation or dissolution of the Select Large Value Fund, the shareholders of each series would be entitled, out of the assets of the Select Large Value Fund available for distribution, to the assets belonging to that series.

The Select Large Value Fund offers two classes of Shares, Original Class Shares and Institutional Class Shares.  The Original Class Shares and Institutional Class Shares represent an interest in the same assets of a Fund, have the same rights and are identical in all material respects except that (1) Original Class Shares bear annual service fees and Institutional Class Shares are not subject to such fees; (2) Institutional Class Shares are available only to shareholders who invest directly in a Fund, or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Fund, or the Manager; and (3) that the Board of Trustees may elect to have certain expenses specific to the Original Class Shares or Institutional Class Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Original Class Shares or Institutional Class Shares shall be allocated to each such Class on the basis of the NAV of that Class in relation to the NAV of the applicable Fund.

The Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Select Large Value Fund or its Trustees.  The Trust Instrument provides for indemnification and reimbursement of expenses out of the Select Large Value Fund’s property for any shareholder held personally liable for its obligations.  The Trust Instrument also provides that the Select Large Value Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the applicable Fund and satisfy any judgment thereon.

The Trust Instrument further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Select Japan Fund and Select Japan Smaller Companies Fund

Generally, all shares have equal voting rights and will be voted in the aggregate, and, for the Select Japan Fund, not by class, except where voting by class is required by law or where the matter involved affects only one class.  As used in this SAI, the vote of a majority of the outstanding voting securities means, with respect to HSFT or a Fund, the vote of the lesser of (1) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of HSFT or a Fund, as the case may be, are present in person or by proxy, or (2) more than 50% of the outstanding shares of HSFT or aFund, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Shareholders are not entitled to any preemptive, subscription or conversion rights and their shares are freely transferable.  All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by HSFT.  Each share of the applicable class of the Select Japan Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of HSFT’s Board of Trustees.  In the event of the liquidation of the Select Japan Fund, shares of each class of the Fund are entitled to receive the assets attributable to such class of the Fund that are available for distribution based upon the relative net assets of the applicable class.

HSFT is a “series fund,” which is a mutual fund that may be divided into separate investment portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes.  A shareholder of one Fund is not deemed to be a shareholder of any other Fund.  For certain matters shareholders vote together as a group; as to others they vote separately by Fund.

All consideration received by HSFT for shares of a Fund, and all assets in which such consideration is invested, will belong to the Fund (subject only to the rights of creditors of HSFT) and will be subject to the liabilities related thereto.  The income attributable to, and the expenses of, a Fund would be treated separately from those of another fund subsequently created.  HSFT has the ability to create, from time to time, new series without shareholder approval.

SHAREHOLDER MEETINGS.

Select Large Value Fund

It is contemplated that HFT will not hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.  HFT’s Trust Instrument and Bylaws also contain procedures for the removal of Trustees by the HFT’s shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds of the outstanding shares, remove any Trustee or Trustees.

Upon the written request of the holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting, the Secretary of HFT shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of the total outstanding shares, whichever is less, shall apply to HFT’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of HFT; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Select Japan Fund and Select Japan Smaller Companies Fund

Unless otherwise required by the 1940 Act, it will not ordinarily be necessary for HSFT to hold annual meetings of shareholders.  As a result, shareholders may not need to consider the annual election of Trustees or the appointment of independent auditors.  However, the holders of at least 10% of the shares outstanding who are entitled to vote may require HSFT to hold a special meeting of shareholders for the purposes of removing a Trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of HSFT’s outstanding voting shares.  In addition, the Board will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as HSFT, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by such matter.  Rule 18f-2 further provides that a fund shall be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical or that the matter does not affect any interest of such fund.  The Rule exempts the selection of independent auditors and the election of Trustees from the separate voting requirements of the rule.

REGISTRATION STATEMENT.  This SAI and the Fund Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus.  The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in this SAI and the Fund Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, each such statement being qualified in all respects by such reference.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  The law firm of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-5306, serves as counsel to the Funds.  KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the independent registered public accounting firm to the Funds.

The following financial statements included in the Annual Report, dated October 31, 2009, of The Hennessy Mutual Funds, Inc. (File No. 811-07695), Hennessy Funds Trust (File No. 811-07168), Hennessy SPARX Funds Trust (File No. 811-21419) and The Hennessy Funds, Inc. (File No. 811-07493), as filed with the Securities and Exchange Commission on January 13, 2010, are incorporated by reference into this Statement of Additional Information:

o	Statements of Assets and Liabilities
o	Statements of Operations
o	Statements of Changes in Net Assets
o	Financial Highlights
o	Schedules of Investments
o	Notes to the Financial Statements
o	Report of Independent Registered Public Accounting Firm